EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Elecsys Corporation (the "Company") on Form 10-K for the annual period ended April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and as of the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge;

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: July 28, 2010	/s/ Todd A. Daniels
Todd A. Daniels
Vice President and Chief Financial Officer (Principal Financial Officer)